EXHIBIT 10.4

                                     WARRANT

                           TO PURCHASE COMMON STOCK OF

                               SVI SOLUTIONS, INC.

                            EXPIRING: JANUARY 2, 2004

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM

         This is to certify that, for value received, UNIONBANCAL EQUITIES, INC. (together with the assignees of all or a portion of this Warrant, if any, and any of its holding companies, subsidiaries or affiliates, the "Warrantholder"), subject to Sections 1 and 2 below, is entitled to purchase from SVI SOLUTIONS, INC., a Delaware corporation (the "Company"), at any time, and from time to time, during the period commencing on January 2, 2003 and ending at 5:00 p.m. Pacific Standard Time on January 2, 2004 (the "Exercise Period"), 1,538,997 duly authorized, validly issued, fully paid and nonassessable shares of common stock(1) of the Company (the "Warrant Shares") at a purchase price of $0.01 per share (the "Warrant Price") in lawful money of the United States of America subject to the last sentence of this paragraph. The number of Warrant Shares purchasable hereunder and the Warrant Price are subject to the conditions stated in Sections 1 and 2 hereof and to adjustment from time to time in the manner provided in Section 4 hereof.

         This Warrant is issued in connection with the Amended and Restated Term Loan Agreement, dated as of June 29, 2001, by and between the Company and Union Bank of California, N.A. (the "Bank") and any and all amendments, replacements, supplements and modifications thereto (collectively, the "Loan Agreement"), and all terms not defined herein shall have the meaning set forth in the Loan Agreement.

1. CONDITION TO EXERCISE OF WARRANT. If the Company has satisfied the Obligations under the Loan Agreement in full on or before January 1, 2003, the Company shall be relieved of its obligation to issue the Warrant Shares issuable to Warrantholder hereunder. In such event, the Warrant shall be immediately returned to the Company.

--------
(1) Number of shares equal to 4.99% of total issued and outstanding shares of Company as of date of issuance of Warrant.

2.       EXERCISE OF WARRANTS

         2.1 INCREMENTAL EXERCISE. This Warrant may only be exercised in increments as follows: (a) as to 308,416 shares of common stock, on or after January 2, 2003; (b) as to an additional 154,208 shares of common stock on or after the 1st day of each of the calendar months thereafter from February, 2003 through August, 2003; and (c) as to the remaining 151,125 shares of common stock on or after September 1, 2003.(2) Notwithstanding the foregoing, if the Company has satisfied all of the Obligations under the Loan Agreement in full before September 1, 2003, then Warrantholder shall have no right to exercise the warrant in respect of any Warrant Shares which would not, as of the date of the satisfaction of such Obligations, be subject to exercise in accordance with the foregoing incremental exercise schedule. In such case Warrantholder shall return this Warrant to the Company upon receipt of a replacement warrant (and/or share certificates, as the case may be) in respect of the Warrant Shares then subject to exercise.

         2.2 CASH EXERCISE. This Warrant may be exercised by the Warrantholder by (i) the surrender of this Warrant to the Company at the Company's chief executive office located at 5607 Palmer Way, Carlsbad, California 92008 (the "Warrant Office") with a duly-executed exercise form substantially in the form of Exhibit "A" attached hereto and incorporated by this reference (an "Exercise Form") specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within 7 Business Days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Warrantholder in the Exercise Form.

-------

(2) Warrant to be exercisable in number of shares equal to 1% of total issued and outstanding shares of Company on January 2, 2003 and an additional 0.5% of such shares on the first day of each month thereafter up to the maximum of 4.99%.

         2.3 WARRANT SHARES TO BE FULLY PAID AND NONASSESSABLE. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the common stock of the Company is then listed on a securities exchange, shall be duly listed thereon.

         2.4 PARTIAL EXERCISE; FRACTIONAL SHARES. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate(s), deliver to the Warrantholder a new warrant evidencing the rights to purchase the remaining Warrant Shares, which new warrant shall in all other respects be identical to this Warrant. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay to the holder of this Warrant cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the current market price of one share of common stock of the Company as of the date of receipt by the Company of notice of exercise of this Warrant.

         2.5 ACKNOWLEDGMENT OF CONTINUING OBLIGATION. The Company will, at the time of any exercise of this Warrant in whole or in part, upon request of the holder hereof, acknowledge in writing its then continuing obligation to such holder in respect of any rights pursuant to this Warrant (including, without limitation, any right to registration, if any, of the Warrant Shares issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with this Warrant; provided, however, that the failure of such holder to make any such request shall not affect the continuing obligation of the Company to such holder in respect of such rights.

3.       REGISTRATION

         3.1 [INTENTIONALLY RESERVED]

         3.2 "PIGGYBACK" REGISTRATIONS. If the Company at any time proposes to register any of its equity securities (as defined in the Act) under the Act, it will at each such time give prompt written notice to all Warrantholders of its intention so to do. Such notice shall specify the proposed date of the filing of the registration statement and advise each Warrantholder of its right to participate therein. The Company also agrees to give all Warrantholders written notice at least 30 days prior to any such registered offering. Upon the written request of any Warrantholder given prior to the proposed date of filing set forth in such notice, the Company will cause each Warrant Share which the Company has been requested to register by such Warrantholder to be registered under the Act, all to the extent requisite to permit the sale or other disposition by such Warrantholder of the Warrant Shares so registered.

         3.3 PRIORITY IN REGISTRATIONS. If, in the written opinion of the underwriter or underwriters managing the public offering which is the subject of a registration pursuant to this Section 3 (or in the event that such distribution shall not be underwritten, in the written opinion of an investment banking firm of recognized standing reasonably satisfactory to the Warrantholders), the total amount of the securities to be so registered, when added to the total amount of Warrant Shares which the Warrantholders have requested to be registered pursuant to this Section 3, will exceed the maximum amount of securities of the Company which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall have the right to exclude from such registration such number of Warrant Shares which it would otherwise be required to register pursuant to this Section as is necessary to reduce the total amount of securities to be so registered to the maximum amount of securities which can be so marketed; provided, however, if the securities (other than the Warrant Shares) to be so registered for sale are to be offered for the account of the Company and others, the Company may only exclude Warrant Shares pro rata with the securities held by such other persons (it being agreed that in the case where such registration is to be effected as a result of the exercise by a holder of the Company's securities of such holder's right to cause such securities to be so registered, such pro rata exclusion shall include the Company).

         3.4 PAYMENT OF REGISTRATION EXPENSES. The costs and expenses of all registrations under the Act and of all other actions which the Company is required to take or effect pursuant to this Section 3 shall be paid by the Company (including, without limitation, all registration, qualification and filing fees, printing expenses, expenses of distributing prospectuses and other documents, fees and disbursements of counsel and accountants for the Company, and expenses of any special audits incident to or required in connection with any such registration hereof, but excluding the fees and disbursements of special counsel for the Warrantholders, any consultants retained by the Warrantholders and underwriters' or brokers' discounts or commissions applicable to the Warrant Shares).

4.       ANTI-DILUTION PROVISIONS

         4.1 ADJUSTMENTS. The number and kind of securities or other property purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of any of the following events:

                  (a) In case the Company shall (i) pay a dividend in, or make a distribution of, shares of common stock of the Company ("Common Stock") or of capital stock convertible into Common Stock on its outstanding Common Stock,
(ii) subdivide its outstanding shares of Common Stock into a greater number of such shares or (iii) combine its outstanding shares of Common Stock into a smaller number of such shares, the total number of shares of Common Stock purchasable upon the exercise of this Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive at the same aggregate Warrant Price the number of shares of Common Stock which such holder would have owned or have been entitled to receive immediately following the happening of any of the events described above had such Warrant been exercised in full immediately prior to the happening of such event. Any adjustment made pursuant to this subsection shall, in the case of a stock dividend or distribution, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this Section 4.1(a), the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

                  (b) In the event of a capital reorganization or a reclassification of the Common Stock (except as provided in subsection (a) above or subsection (c) below), any Warrantholder, upon exercise of its Warrant, shall be entitled to receive, in substitution for the Common Stock to which such Warrantholder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares (of any class or classes) or other securities or property of the Company (or cash) that such Warrantholder would have been entitled to receive at the same aggregate Warrant Price upon such reorganization or reclassification if such Warrant had been exercised immediately prior thereto; in any such case, appropriate provision shall be made for the application of this Section 4 with respect to the rights and interests thereafter of the Warrantholder (including but not limited to the allocation of the Warrant Price between or among shares of classes of capital stock), to the end that this Section 4 (including the adjustments of the number of shares of Common Stock or other securities purchasable and the Warrant Price thereof) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of such Warrant for any shares or securities or other property (or cash) thereafter deliverable upon the exercise of such Warrant.

                  (c) In case the Company shall, while this Warrant remains outstanding, enter into any consolidation with or merger into any other corporation wherein the Company is not the surviving corporation, or wherein securities of a corporation other than the Company are distributable to holders of Common Stock, or sell or convey its property as an entirety or substantially as an entirety followed by distribution of any or all of the proceeds thereof to shareholders, and in connection with such consolidation, merger, sale or conveyance, shares of stock or other securities or property shall be issuable or deliverable in exchange for the Common Stock, then, as a condition of such consolidation, merger, sale or conveyance, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock which such holder would have been entitled to purchase immediately prior to such consolidation, merger, sale or conveyance) the shares of stock or other securities or property to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been purchased by exercise of this Warrant immediately prior thereto. In case of any such consolidation, merger, sale or conveyance, appropriate provision shall be made with respect to the rights and interests thereafter of the Warrantholders, to the end that all the provisions of their Warrants (including the provisions of this Section 4) shall thereafter be applicable, as nearly as practicable, to such stock or other securities or property thereafter deliverable upon the exercise of their Warrants. The Company shall not effect any such consolidation, merger, sale or conveyance unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or purchasing such assets shall assume by written instrument, executed and mailed or delivered to each Warrantholder, the obligation to deliver to such holder such shares of stock or other securities or property as, in accordance with the foregoing provisions, such Warrantholder may be entitled to receive, which instrument shall contain the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

         4.2 ADJUSTMENTS MADE IN ACCORDANCE WITH OTHER PROVISIONS. Adjustments made upon the occurrence of the above events, and pursuant to Subsection 4.1(a)-(c) shall be made in accordance with the Warrant Price initially in effect hereunder, as such price may be adjusted from time to time in accordance with the Provisions of this Warrant.

         4.3 STATEMENT OF ADJUSTMENT. Upon each adjustment as provided in this
Section 4, and in the event of any change in the rights of the holder of this Warrant by reason of other events herein set forth, then and in each such case the Company will promptly prepare a schedule setting forth the adjusted number of shares purchasable hereunder and any other adjustments, or specifying the other shares of stock, other securities or property and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is base. The Company will promptly mail a copy of such schedule to the registered holder of this Warrant.

         4.4 DETERMINATIONS BY THE BOARD OF DIRECTORS. All determinations by the Board of Directors of the Company under this Warrant shall be made in good faith with due regard to the interests of the holder of this Warrant and the other holders of securities of the Company and in accordance with good financial practice, and all valuations made by the Board of Directors of the Company under the terms of this Warrant must be made with due regard to any market quotations of securities involved in, or related to, the subject of such valuation.

         4.5 NOTIFICATIONS BY THE COMPANY. In case at any time the Company proposes:

                  (a) to pay any dividend payable in stock (of any class or classes) or in securities convertible into Common Stock upon Common Stock or make any distribution to the holders of the Common Stock; or

                  (b) to make an offer for subscription pro rata to the holders of Common Stock of any additional shares of stock of any class or other rights or to grant to the holders of Common Stock generally any rights, warrants or options; or

                  (c) to effect any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (d) to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more such cases, the Company shall give written notice to the holder of this Warrant of the date on which (i) the transfer books of the Company shall close or a record date shall be taken for such dividend, distribution, subscription rights or grant, or (ii) a record date shall be taken to determine stockholders entitled to notice of and to vote at any meeting of stockholders at which any such proposed reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding-up is to be considered, or (iii) such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, subscription rights or grant, or shall be entitled to vote on or exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given not less than 30 days and not more than 60 days prior to such date on which the transfer books of the Company shall close or a record date shall be taken or any event shall occur, as the case may be, and such notice may state that any such action will be taken only if certain events specified in such notice (such as the clearing of proxy material by the federal Securities and Exchange Commission (the "SEC") or an affirmative vote of stockholders) occur prior thereto.

5. COVENANTS OF THE COMPANY. The Company covenants and agrees that:

                  (a) it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities or property deliverable upon the exercise of this Warrant sufficient to enable it at any time to fulfill all its obligations thereunder;

                  (b) before taking any action which would cause an adjustment reducing the Warrant Price below the then par value of the Warrant Shares issuable upon the exercise of this Warrant, it will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Warrant Price;

                  (c) if any shares of Common Stock required to be reserved for the purposes of the exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be;

                  (d) if and so long as the Common Stock is listed on any national securities exchange (as defined in the federal Securities and Exchange Act of 1934, as amended (the "Exchange Act")), it will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all shares of Common Stock issuable upon the exercise of this Warrant at the time outstanding and maintain the listing of such shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (or any similar statute then in effect) and will maintain such listing of any other securities that at any time are issuable upon exercise of this Warrant if, and at the time that, any securities of the same class shall be listed on such national securities exchange by the Company;

                  (e) it will review its stock ledgers, stock transfer books and other corporate records periodically (and not less often than once in each calendar quarter) in order to determine whether any Warrantholder is or shall have become, directly or indirectly, the beneficial owner of more than such percentage of any class of its equity securities (as defined in the Exchange
Act) as shall cause such Warrantholder to be required to make any filings or declarations to the Company, the SEC or any national securities exchange pursuant to the provisions of the Exchange Act or any comparable federal statute, and the Company will give prompt notice to such Warrantholder whenever it shall have determined, upon the basis of the information disclosed by any such review, that such Warrantholder is or has become such a holder, which notice shall also specify the information upon which the Company bases such determination; provided, however, that the Company shall give such notice only once in each fiscal year to any Warrantholder whose percentage of beneficial ownership of the Company's equity securities has not changed since the date of the giving of the immediately preceding notice;

                  (f) this Warrant shall be binding upon any corporation succeeding to the Company by merger or consolidation; and

                  (g) The Company will take all action that may be necessary or appropriate in order that the company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens, and charges with respect to the issue thereof, on the exercise of all or any portion of the Warrant.

6. NOTICE. Any notice or other document required to be given or delivered to the Warrantholder shall be delivered at, or sent by certified or registered mail to, each such holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration and registration of transfer of the Warrants or at any more recent address of which any Warrantholder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to holders of record of outstanding Warrant Shares shall be delivered at, or sent by certified or registered mail to, each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Warrant Office or such other address of the Company within the United States of America as shall have been furnished by the Company to the Warrantholder and the holders of record of Warrant Shares. Any notice or other document sent by certified or registered mail, return receipt requested, shall be deemed to have been delivered and received when sent if the receipt is appropriately completed and returned. Notices or documents delivered in any other manner shall be deemed to have been delivered only when and if received.

7. LIMITATIONS OF LIABILITY; NOT STOCKHOLDERS. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8. LOSS, DESTRUCTION, ETC. OF WARRANTS: Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the

Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

9. TRANSFER OF WARRANT AND RESTRICTIONS ON TRANSFER.

                  (a) Subject to the provisions of this Section 9, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the Warrant Office, together with a written assignment of this Warrant duly executed by the holder hereof or his duly authorized agent or attorney. Upon such surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be cancelled. A Warrant may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

                  (b) In the event the Warrantholder proposes to undertake a sale of any of the Warrant or Warrant Shares (collectively, the "Securities") to any party that is not an Affiliate of Warrantholder, it shall give the Company written notice of its intention to sell such Securities and the price and the general terms of such sale (the "Notice"). The Company shall have fifteen (15) days after receipt of such Notice to agree to purchase all of the Securities proposed to be sold for the price and upon the terms specified in the Notice by giving written notice (the "Purchase Notice") to the Warrantholder. In the event the Company delivers a Purchase Notice to Warrantholder it shall purchase all of the Securities subject to the Notice, at the price and on the other terms set forth therein, as soon as possible and in any event no later than thirty (30) days following receipt of such Purchase Notice. If the Company fails to deliver a Purchase Notice to Warrantholder within said fifteen (15) day period, the Warrantholder shall have forty-five (45) days thereafter to sell or enter into an agreement to sell (pursuant to which the sale of the Securities covered thereby shall be closed, if at all, within twenty (20) days from the date of said agreement) the Securities respecting which the Company' right of first refusal option set forth in this 9(b) was not exercised, at a price and upon terms no more favorable to the purchaser(s) thereof than specified in the Notice. In the event the Warrantholder has not sold the Securities within said 45-day period (or entered into an agreement to sell, the Securities within said 45-day period and sold the Securities within twenty (20) days from the date of said agreement, as aforesaid), the Warrantholder shall not thereafter sell any Securities (other than to any of its Affiliates), without first again offering them to the Company in the manner provided in this Section 9(b). Notwithstanding the foregoing, the Company's rights under this Section 9(b) shall not be effective and Warrantholder shall have no obligation to comply with the provisions of this Section 9(b) if at the time of the proposed sale of Securities by Warrantholder (a) an Event of Default has then occurred and is continuing or (b) a purchase by the Company of the Securities shall then be prohibited by applicable laws, including, without limitation, the Delaware Corporation Laws. Each of the Notice and Purchase Notice shall be governed by and delivered in accordance with the notice provisions of the Loan Agreement.

                  (c) Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except upon the conditions specified in this Section 9, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant, by its acceptance hereof, agrees that it will not transfer this Warrant or the related Warrant Shares prior to the first to occur of (a) delivery to the Company of an opinion of such holder's counsel (which counsel and opinion shall be reasonably acceptable to Company) to the effect that the proposed transfer of this Warrant and/or such Warrant Shares, as applicable, may be effected without registration of this Warrant and/or such Warrant Shares, as applicable, under the Securities Act, (b) at such time registration of this Warrant and/or such Warrant Shares, as applicable, under the Securities Act has become effective or
(c) at such time a sale of this Warrant and/or such Warrant Shares, as applicable, may be consummated pursuant to Rule 144 or Rule 144A under the Securities Act without registration of the Warrant and/or such Warrant Shares, as applicable, under the Securities Act.

10. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of California, without regard to conflict of laws principles. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its Chairman of the Board, President or a Vice President and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Date of Issuance:   January 2, 2003

                                          SVI SOLUTIONS, INC.,
                                          a Delaware corporation


                                          By: /s/ Barry Schechter
                                              ----------------------------------
                                          Name:  Barry M. Schechter
                                          Title: Chairman & CEO


[Corporate Seal]

Attest:



     Donald Radcliffe
-----------------------------
         Secretary

                                    EXHIBIT A
                                    ---------


                              WARRANT EXERCISE FORM


         Article 1. The Warrantholder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to Warrant Shares, as defined in the Warrant, of SVI Solutions, Inc., a Delaware corporation (the "Company").

         Article 2. The undersigned Warrantholder is hereby paying the aggregate purchase price for such shares Warrant Shares (i) by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $______________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company.

         Article 3. The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

Dated:_______________________



                                       -----------------------------------------
                                                Signature of Warrantholder


                                       -----------------------------------------
                                                           Name


                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                                                         Address





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